Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of CMA Government Securities Fund (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: May 21, 2003

                                                  /s/ Terry K. Glenn
                                                  ------------------------------
                                                  Terry K. Glenn,
                                                  President of
                                                  CMA Government Securities Fund
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Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of CMA Government Securities Fund (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: May 21, 2003

                                                  /s/ Donald C. Burke
                                                  ------------------------------
                                                  Donald C. Burke,
                                                  Chief Financial Officer of
                                                  CMA Government Securities Fund